UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 13, 2006

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

c/o Deutsche Bank Trust Company Americas
Trust & Securities Services – GDS
60 Wall Street
27th Floor
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(615) 835-2749

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition

On the evening of October 13, 2006, Mesabi Trust issued a press release announcing a cash distribution of $0.585 per Unit of Beneficial Interest of Mesabi Trust.  The distribution is payable on November 20, 2006 to Mesabi Trust Unitholders of record at the close of business on October 30, 2006.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01           Financial Statements and Exhibits

(d)               Exhibits

99.1                                       Press release, dated October 13, 2006.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Tracy Mantone
Tracy Mantone
Vice President
Deutsche Bank National Trust Company
Dated: October 16, 2006	For Deutsche Bank Trust Company Americas